The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

Harborview 2005-13

	< 660 FICO	DTI > 40	Cash Out Refi	Purchase	3yr Penalties	Not Full Doc	> 2.75% GM	LTV > 75	Investors	With Silent 2nds

FICO SUB 660 PCT	17.7%	5.9%	8.6%	5.5%	10.9%	12.3%	8.3%	10.7%	1.4%	3.6%
FICO SUB 660 COUNT	567	181	266	168	363	377	262	362	59	94

DTI > 40 PCT	5.9%	31.1%	13.5%	13.3%	23.2%	24.3%	14.1%	20.7%	3.8%	6.8%
DTI > 40 COUNT	181	897	386	363	679	675	428	648	144	161

CashOut Refi PCT	8.6%	13.5%	41.2%	0.0%	25.0%	32.2%	18.3%	21.5%	4.5%	5.7%
CashOut Refi COUNT	266	386	1242	0	788	928	562	680	168	138

Purchase PCT	5.5%	13.3%	0.0%	43.4%	19.6%	36.6%	23.3%	33.9%	10.4%	15.0%
Purchase COUNT	168	363	0	1315	597	1076	764	1135	442	403

3 Yr Penalty PCT	10.9%	23.2%	25.0%	19.6%	54.2%	44.6%	19.3%	35.6%	6.6%	9.9%
3 Yr Penalty COUNT	363	679	788	597	1737	1386	659	1197	273	271

Not Full Doc PCT	12.3%	24.3%	32.2%	36.6%	44.6%	80.9%	40.0%	50.4%	13.0%	20.5%
Not Full Doc COUNT	377	675	928	1076	1386	2389	1233	1625	516	523

Gross Margin > 2.75 PCT	8.3%	14.1%	18.3%	23.3%	19.3%	40.0%	47.6%	33.3%	14.0%	12.4%
Gross Margin > 2.75 COUNT	262	428	562	764	659	1233	1532	1167	562	351

LTV > 75 PCT	10.7%	20.7%	21.5%	33.9%	35.6%	50.4%	33.3%	64.5%	10.7%	17.9%
LTV > 75 COUNT	362	648	680	1135	1197	1625	1167	2152	471	548

Investor Prop PCT	1.4%	3.8%	4.5%	10.4%	6.6%	13.0%	14.0%	10.7%	16.9%	3.9%
Investor Prop COUNT	59	144	168	442	273	516	562	471	693	169

With Silent 2nds PCT	3.6%	6.8%	5.7%	15.0%	9.9%	20.5%	12.4%	17.9%	3.9%	24.0%
With Silent 2nds COUNT	94	161	138	403	271	523	351	548	169	637

	Purchase	Cashout	R/T Refi
FICO < 660 PCT	5.5%	8.6%	3.7%
FICO < 660 COUNT	168	266	133
FICO 660 - 709 PCT	16.2%	17.8%	6.3%
FICO 660 - 709 COUNT	457	534	209
FICO 710 - and up PCT	21.7%	14.8%	5.4%
FICO 710 - and up COUNT	690	442	173

	No Penalty	1 Year	3 Year
FICO < 660 PCT	2.3%	4.5%	10.9%
FICO < 660 COUNT	72	132	363
FICO 660 - 709 PCT	5.6%	12.0%	22.6%
FICO 660 - 709 COUNT	158	341	700
FICO 710 - and up PCT	7.9%	12.9%	20.6%
FICO 710 - and up COUNT	233	382	674

	UPB<350K	350K-749K	750K and up
FICO < 660 PCT	9.3%	7.7%	0.8%
FICO < 660 COUNT	405	155	7
FICO 660 - 709 PCT	18.6%	17.5%	4.3%
FICO 660 - 709 COUNT	823	340	37
FICO 710 - and up PCT	21.2%	15.9%	4.9%
FICO 710 - and up COUNT	955	308	42

	Full Doc	No Doc	Other
FICO < 660 PCT	5.4%	0.0%	12.3%
FICO < 660 COUNT	190	0	377
FICO 660 - 709 PCT	5.8%	0.0%	34.5%
FICO 660 - 709 COUNT	211	0	989
FICO 710 - and up PCT	7.9%	0.0%	34.1%
FICO 710 - and up COUNT	282	0	1023